UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2017 (January 31, 2017)

C&J Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55404	81-4808566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3990 Rogerdale Rd.

Houston, Texas 77042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 325-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

First Amendment to 2017 Management Incentive Plan

On January 31, 2017, the board of directors (the “Board”) of C&J Energy Services, Inc. (the “Company”) approved the First Amendment (the “First Amendment”) to the C&J Energy Services, Inc. 2017 Management Incentive Plan (as amended from time to time, the “Plan”) in order to enable the Company to withhold taxes due or potentially payable with respect to an award granted under the Plan from shares of the Company’s common stock (including shares otherwise issuable under an award) at the maximum statutory withholding rate applicable to the awardee.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is filed as Exhibit 10.1 hereto.

Adoption of Forms of Equity Award Agreements under the 2017 Management Incentive Plan

On January 31, 2017, the Board and the compensation committee (the “Committee”) of the Board approved and adopted forms of award agreements for the grant of restricted stock and nonqualified stock options under the Plan (collectively, the “Award Agreements”).

The restricted stock award agreements include an executive officer form, a non-executive employee form and a non-employee director form. The executive officer restricted stock award agreement provides for time-based vesting and, consistent with each executive officer’s employment agreement, provides for acceleration of vesting in connection with certain events, including termination by the Company without cause or by the executive officer for good reason or due to death or disability. The non-executive employee restricted stock award agreement provides for time-based vesting and acceleration of vesting in connection with certain events, including termination by the Company without cause or by the employee for good reason, in each case, within one year following a change in control, or due to death or disability. The non-employee director restricted stock award agreement provides for time-based vesting and acceleration of vesting in connection with certain events, including termination due to death or disability or failure to be re-elected to serve as a director. The restricted stock award agreements include certain non-disclosure, non-disparagement, non-solicitation and non-competition obligations that apply for up to two years following termination.

The stock option award agreements include an executive officer form and a non-executive employee form. The executive officer stock option award agreement provides for time-based vesting and, consistent with each executive officer’s employment agreement, provides for acceleration of vesting and exercisability in connection with certain events, including termination by the Company without cause or by the executive officer for good reason or due to death or disability. The non-executive employee stock option award agreement provides for time-based vesting and acceleration of vesting in connection with certain events, including termination by the Company without cause or by the employee for good reason, in each case, within one year following a change in control, or due to death or disability. The stock option award agreements include certain non-disclosure, non-disparagement, non-solicitation and non-competition obligations that apply for up to two years following termination.

The foregoing description of the Award Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Award Agreements, copies of which are filed as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6 hereto.

Restricted Stock and Nonqualified Stock Option Awards

On January 31, 2017, the Board and the Committee approved grants of restricted stock under the Plan to the Company’s non-employee directors as part of the non-employees directors’ annual compensation. The number of shares of restricted stock granted to each non-employee director is listed below:

Name	Shares of Restricted Stock
Pat Murray	3,224
Steve Mueller	2,403
John Kennedy	2,403
Michael Roemer	2,521
Stuart Brightman	2,052

The awards granted to the non-employee directors shall vest in full on the first anniversary of the date of grant, subject to each director’s continued service.

On February 5, 2017, the Board and the Committee approved grants of restricted stock and nonqualified stock options under the Plan to certain of the Company’s executive officers, including its named executive officers. The number of shares of restricted stock and number of nonqualified stock options granted to each named executive officer is listed below:

Name and Title	Shares of Restricted Stock	Number of Nonqualified Stock Options
Don Gawick – Chief Executive Officer	145,406	100,642
Mark Cashiola – Chief Financial Officer	40,358	27,933

The awards granted to the executive officers shall vest according to the following schedule: (i) 34% vests immediately on the date of grant, (ii) 22% vests on the first anniversary of the date of grant, (iii) 22% vests on the second anniversary of the date of grant and (iv) 22% vests on the third anniversary of the date of grant, in each case, subject to each executive officer’s continued employment.

Item 8.01 Other Events.

To the extent required, the information included in Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

*10.1	First Amendment to the C&J Energy Services, Inc. 2017 Management Incentive Plan.

*10.2	Restricted Share Agreement (C&J Executive Employment Agreements) under the 2017 Management Incentive Plan.

*10.3	Restricted Share Agreement (Restrictive Covenants) under the 2017 Management Incentive Plan.

*10.4	Restricted Share Agreement (Non-Employee Directors) under the 2017 Management Incentive Plan.

*10.5	Nonqualified Stock Option Agreement (C&J Executive Employment Agreements) under the 2017 Management Incentive Plan.

*10.6	Nonqualified Stock Option Agreement (Restrictive Covenants) under the 2017 Management Incentive Plan.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C&J ENERGY SERVICES, INC.
(Registrant)

	By:	/s/ Danielle Hunter
	Name:	Danielle Hunter
	Title:	Executive Vice President, General Counsel, Chief Risk and Compliance Officer and Corporate Secretary

Date: February 6, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

*10.1	First Amendment to the C&J Energy Services, Inc. 2017 Management Incentive Plan.

*10.2	Restricted Share Agreement (C&J Executive Employment Agreements) under the 2017 Management Incentive Plan.

*10.3	Restricted Share Agreement (Restrictive Covenants) under the 2017 Management Incentive Plan.

*10.4	Restricted Share Agreement (Non-Employee Directors) under the 2017 Management Incentive Plan.

*10.5	Nonqualified Stock Option Agreement (C&J Executive Employment Agreements) under the 2017 Management Incentive Plan.

*10.6	Nonqualified Stock Option Agreement (Restrictive Covenants) under the 2017 Management Incentive Plan.

*	Filed herewith.

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